EXHIBIT 99.1

RPX Announces Fourth Quarter and Fiscal 2014 Financial Results

SAN FRANCISCO – February 10, 2015 – RPX Corporation (NASDAQ: RPXC), the leading provider of patent risk management solutions, today announced its financial results for the fourth quarter and year ended December 31, 2014.

Highlights

•	Subscription revenue for the fourth quarter of fiscal 2014 was $63.5 million, up 10% compared to $57.9 million in the prior year period

•	Subscription revenue for fiscal 2014 totaled $251.4 million, up 12% compared to $224.7 million for fiscal 2013

•	Revenue for the fourth quarter of fiscal 2014 totaled $67.7 million, up 12% compared to $60.3 million in the prior year period

•	Revenue for fiscal 2014 totaled $259.3 million, up 9% compared to $237.5 million for fiscal 2013

•	Subsequent to the end of the quarter, RPX signed its first automaker client, Ford Motor Company

“We are very pleased to report solid growth and cash generation in our sixth full year of reducing NPE risk for technology companies,” said John Amster, Chief Executive Officer of RPX Corporation. “With 204 clients in our network, a growing insurance business, and numerous new initiatives underway, we’re excited about the opportunities in front of us.”

Share Repurchase Program

Separately RPX announced that its Board of Directors has authorized a share repurchase program under which the Company is authorized to repurchase up to $75 million of its outstanding common stock.

Summary Results

Revenue for the fourth quarter of fiscal 2014 was $67.7 million, compared to $60.3 million in the prior year period. Revenue for fiscal 2014 was $259.3 million, compared to $237.5 million for fiscal 2013.

Net acquisition spend during the quarter totaled $20.8 million, and included 12 new acquisitions of patent assets, in addition to the exercise of previously negotiated options to acquire licenses for new clients. Net acquisition spend during the year totaled $136.5 million.

GAAP net income for the fourth quarter was $9.9 million or $0.18 per diluted share, compared to $7.0 million or $0.13 per diluted share in the fourth quarter of 2013. GAAP net income for fiscal 2014 was $40.0 million or $0.73 per diluted share, compared to $40.8 million or $0.76 per diluted share for fiscal 2013.

Non-GAAP net income for the fourth quarter, which excludes stock-based compensation and the amortization of acquired intangibles (in each case, net of tax), was $13.3 million or $0.24 per pro forma diluted share[1], compared to $9.7 million or $0.18 per pro forma diluted share[1] in the fourth quarter of 2013. Non-GAAP net income for fiscal 2014 was $53.2 million or $0.97 per pro forma diluted share[1], compared to $52.7 million or $0.98 per pro forma diluted share[1] for fiscal 2013.

As of December 31, 2014, RPX had cash, cash equivalents and short-term investments of $317.5 million.

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change.  Please see the paragraph regarding “Forward-Looking Statements” at the end of this news release.

The Company provided the following business outlook for the first quarter of fiscal 2015:

Subscription revenue[1]	$66.2 - $66.7 million
Fee-related revenue	$16.1 million
Total revenue	$82.3 - $82.8 million
Net income (non-GAAP)	$19.5 - $20.1 million
Effective tax rate (non-GAAP)	37%
Weighted-average diluted shares outstanding	55.3 million

The Company provided the following business outlook for the full year 2015:

Subscription revenue[1]	$265.0 - $275.0 million
Fee-related revenue	$20.0 - $25.0 million
Total revenue	$285.0 - $300.0 million
Cost of revenue (non-GAAP)	$145.0 - $150.0 million
SG&A (non-GAAP)	$60.0 - $64.0 million
Net income (non-GAAP)	$50.0 - $54.0 million
Effective tax rate (non-GAAP)	37%
Weighted-average diluted shares outstanding	55.9 million
Net acquisition spend	$170.0 million

The above outlook is forward-looking.  Actual results may differ materially.  Please refer to the information under the caption “Use of Non-GAAP Financial Information” below.
 ————————
[1] Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned from insurance policies, and management fees.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PST/5:00 p.m. EST on February 10, 2015.  Parties in the United States and Canada can access the call by dialing 1-800-768-6490, using conference code 2611297.  International parties can access the call by dialing 1-785-830-7987, using conference code 2611297.

RPX will offer a live webcast of the conference call which can be accessed from the “Investor Relations” section of the Company’s website at http://ir.rpxcorp.com. An audio replay of the conference call will also be available approximately two hours after the call and will be available for 30 days. To hear the replay, parties in the United States and Canada should call 1-888-203-1112 and enter conference code 2611297.  International parties should call 1-719-457-0820 and enter conference code 2611297.

About RPX Corporation

RPX Corporation (NASDAQ: RPXC) is the leading provider of patent risk solutions, offering defensive buying, acquisition syndication, patent intelligence, insurance services and advisory services.  Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company’s pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents and patent rights, RPX helps to mitigate and manage patent risk for its growing client network.

Use of Non-GAAP Financial Information

This news release dated February 10, 2015 contains non-GAAP financial measures.  Tables are provided in this news release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP selling, general and administrative expenses, non-GAAP net income, and non-GAAP net income per share.

To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. Management is excluding from its non-GAAP operating results stock-based compensation expenses (inclusive of related employer payroll taxes), the amortization of acquired intangible assets (other than patents) and related tax effects. Management uses these non-GAAP measures to evaluate the Company’s financial results, and believes these non-GAAP measures may prove useful to investors who wish to consider the impact of certain items when comparing our financial performance with that of other companies. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include statements regarding RPX’s future financial performance as well as any statements regarding the Company’s strategic and operational plans.  The Company’s actual results may differ materially from those anticipated in these forward-looking statements.  Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the success of the Company’s new initiatives, and the Company’s ability to attract new clients and retain existing clients.  Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements.  More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, and the Company’s other filings with the SEC.  The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

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Contacts:

Investor Relations	Media Relations
JoAnn Horne	Allan W. Whitescarver
Market Street Partners	RPX Corporation
+1-415-445-3233	+1-415-852-3171
ir@rpxcorp.com	media@rpxcorp.com

RPX Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Revenue	$67,747	$60,275	$259,335	$237,504
Cost of revenue	33,529	32,641	124,435	110,771
Selling, general and administrative expenses	18,059	16,732	71,679	62,525
(Gain) loss on sale of patent assets, net	—	—	(707)	126
Operating income	16,159	10,902	63,928	64,082
Other income, net	88	43	354	213
Income before provision for income taxes	16,247	10,945	64,282	64,295
Provision for income taxes	6,372	3,951	24,315	23,512
Net income	$9,875	$6,994	$39,967	$40,783
Net income available to common stockholders:
Basic	$9,875	$6,994	$39,967	$40,763
Diluted	$9,875	$6,994	$39,967	$40,763
Net income available to common stockholders per common share:
Basic	$0.18	$0.13	$0.75	$0.78
Diluted	$0.18	$0.13	$0.73	$0.76
Weighted-average shares used in computing net income available to common stockholders per common share:
Basic	53,980	52,562	53,444	51,956
Diluted	54,995	54,296	54,818	53,652

RPX Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)
	December 31,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$78,019	$100,155
Short-term investments	239,514	190,567
Restricted cash	584	364
Accounts receivable	24,793	38,477
Prepaid expenses and other current assets	3,466	10,546
Deferred tax assets	4,400	3,817
Total current assets	350,776	343,926
Patent assets, net	236,349	219,954
Property and equipment, net	4,151	4,667
Intangible assets, net	3,526	1,718
Goodwill	19,978	16,460
Restricted cash, less current portion	1,091	1,454
Deferred tax assets, less current portion	93	—
Other assets	26,100	622
Total assets	$642,064	$588,801
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$235	$332
Accrued liabilities	14,432	8,784
Deferred revenue	133,316	131,808
Deferred payment obligations	—	500
Other current liabilities	640	1,638
Total current liabilities	148,623	143,062
Deferred revenue, less current portion	2,893	5,935
Deferred tax liabilities	—	11,654
Other liabilities	4,877	3,227
Total liabilities	156,393	163,878
Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	326,280	305,343
Retained earnings	159,494	119,527
Accumulated other comprehensive income (loss)	(108)	48
Total stockholders’ equity	485,671	424,923
Total liabilities and stockholders’ equity	$642,064	$588,801

RPX Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)
	Year Ended December 31,
	2014	2013
Operating activities
Net income	$39,967	$40,783
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	123,138	108,629
Stock-based compensation	17,656	16,115
Excess tax benefit from stock-based compensation	(2,598)	(3,857)
(Gain) loss on sale of patent assets	(707)	126
Amortization of premium on investments	6,585	6,013
Deferred taxes	(14,216)	(3,302)
Other	(500)	116
Changes in assets and liabilities, net of business acquired:
Accounts receivable	14,006	(13,333)
Other receivables	—	33,775
Prepaid expenses and other assets	3,565	(9,376)
Accounts payable	(97)	(236)
Accrued and other liabilities	6,304	3,648
Deferred revenue	(1,634)	33,372
Net cash provided by operating activities	191,469	212,473
Investing activities
Purchases of investments classified as available-for-sale	(224,548)	(210,660)
Maturities of investments classified as available-for-sale	174,650	147,052
Sales of investments classified as available-for-sale	—	1,099
Business acquisition	(2,286)	—
(Increase) decrease in restricted cash	143	(1,818)
Purchases of property and equipment	(1,511)	(2,880)
Acquisitions of patent assets	(136,968)	(127,101)
Deposit for acquisition of patent assets	(25,000)	—
Proceeds from sale of patent assets	1,086	100
Net cash used in investing activities	(214,434)	(194,208)
Financing activities
Proceeds from exercise of stock options and other common stock issuances	3,159	5,151
Tax withholdings related to net share settlements of restricted stock units	(4,928)	(756)
Excess tax benefit from stock-based compensation	2,598	3,857
Net cash provided by financing activities	829	8,252
Net increase (decrease) in cash and cash equivalents	(22,136)	26,517
Cash and cash equivalents at beginning of period	100,155	73,638
Cash and cash equivalents at end of period	$78,019	$100,155

RPX Corporation
Reconciliation of Pro Forma Net Income Per Share
(in thousands, except per share data)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Net income	$9,875	$6,994	$39,967	$40,783
Pro forma net income per share:
Basic	$0.18	$0.13	$0.75	$0.78
Diluted	$0.18	$0.13	$0.73	$0.76
Shares used in computing pro forma net income per share:
Basic:
Basic weighted-average common shares	53,980	52,562	53,444	51,956
Add: Restricted stock	—	3	—	25
Shares used in computing pro forma basic net income per share	53,980	52,565	53,444	51,981
Diluted:
Diluted weighted-average common shares	54,995	54,296	54,818	53,652
Add: Restricted stock	—	3	—	25
Shares used in computing pro forma diluted net income per share	54,995	54,299	54,818	53,677

RPX Corporation
Reconciliation of GAAP to Pro Forma Non-GAAP Net Income Per Share
(in thousands, except per share data)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Net income	$9,875	$6,994	$39,967	$40,783
Stock-based compensation[1]	4,355	4,136	18,049	16,589
Amortization of acquired intangible assets[2]	436	349	1,476	1,418
Income tax adjustments[3]	(1,410)	(1,737)	(6,300)	(6,094)
Non-GAAP net income	$13,256	$9,742	$53,192	$52,696
Pro forma non-GAAP net income per share:
Basic	$0.25	$0.19	$1.00	$1.01
Diluted	$0.24	$0.18	$0.97	$0.98
Shares used in computing pro forma net income per share:
Basic	53,980	52,565	53,444	51,981
Diluted	54,995	54,299	54,818	53,677

RPX Corporation
Reconciliation of GAAP to Non-GAAP Cost of Revenue
(in thousands)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Cost of revenue	$33,529	$32,641	$124,435	$110,771
Amortization of acquired intangible assets[2]	(55)	(55)	(225)	(223)
Non-GAAP cost of revenue	$33,474	$32,586	$124,210	$110,548

RPX Corporation
Reconciliation of GAAP to Non-GAAP Selling, General and Administrative Expenses
(in thousands)
(unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Selling, general and administrative expenses	$18,059	$16,732	$71,679	$62,525
Stock-based compensation[1]	(4,355)	(4,136)	(18,049)	(16,589)
Amortization of acquired intangible assets[2]	(381)	(294)	(1,251)	(1,195)
Non-GAAP selling, general and administrative expenses	$13,323	$12,302	$52,379	$44,741

RPX Corporation
Additional Metrics
(in thousands, except client and headcount data)
(unaudited)
	As of and for the Three Months Ended December 31,
Operating Metrics	2014	2013
Number of clients	204	168
Net additions	9	8
Trailing four quarters	36	28
Gross acquisition spend	$21,760	$41,100
Trailing four quarters	$159,168	$132,251
Net acquisition spend	$20,810	$40,350
Trailing four quarters	$136,468	$126,501
Full time equivalent headcount	152	137
	As of and for the Three Months Ended December 31,
Financial Metrics	2014	2013
Subscription revenue[4]	$63,546	$57,912
Fee-related revenue	4,201	2,363
Total revenue	$67,747	$60,275
Cash, cash equivalents and short-term investments	$317,533	$290,722
Deferred revenue, current and non-current	$136,209	$137,743

[1] RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.
[2] RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.
[3] Amount reflects income taxes associated with the above noted non-GAAP exclusions.
[4] Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned from insurance policies, and management fees.